[USAA                        USAA MONEY MARKET FUND
EAGLE                   SUPPLEMENT DATED OCTOBER 10, 2008
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2007



On October 3, 2008,  the Board of  Trustees  of the USAA Money  Market Fund (the
Fund) approved the participation of the Fund in the U.S. Department of the Treasury's (the U.S. Treasury) Temporary Guarantee Program for Money Market Funds (the Program). The Fund has applied to participate in the Program and its participation will become effective upon the U.S. Treasury's execution of the Fund's application.

Subject to certain terms and conditions, the Program provides coverage to shareholders for amounts held in the Fund as of the close of business on September 19, 2008. If the Fund's net asset value declines to below $0.995 after that date (Guarantee Event), the Program will provide coverage to Fund shareholders for up to $1 per share for the lesser of either the number of shares the shareholder held in the Fund at the close of business on that date or the number of shares the shareholder holds on the date that the Guarantee Event occurs. Fund shares acquired after September 19, 2008, generally are not covered under the Program. Additionally, if you were not a shareholder of the Fund on September 19, 2008, or if you had a zero balance after September 19, 2008, you will not be covered under the Program.

The Fund will be responsible for payment of fees required to participate in the Program. The participation fee for the initial three-month term of the Program (ending December 18, 2008) is 0.01% of the net asset value of the Fund as of September 19, 2008.

As a requirement of participation in the Program, the Fund has agreed to liquidate within approximately 30 days if a Guarantee Event occurs. Participation in the Program does not guarantee a $1 net asset value upon redemption or liquidation of shares. The amount of coverage is dependent on the availability of assets in the Exchange Stabilization Fund (the ESF) as determined by the U.S. Treasury. As of the date of this Supplement, assets available to the Program through the ESF to support all participating money market funds do not exceed $50 billion.

The Program will provide coverage to shareholders as of September 19, 2008, for an initial three-month term. Following the initial three-month term, the Secretary of the U.S. Treasury (the Secretary) has the option to renew the Program up to the close of business on September 18, 2009. The Program will not automatically extend for the full year without the Secretary's approval. If the Program is extended, the Fund's Board of Trustees will consider whether to continue to participate, and the Fund would have to renew its participation and pay additional fees required at the extension point to maintain coverage. If the Secretary chooses not to renew the Program at the end of the initial three-month term, the Program will terminate.


                                                                      62194-1008

[USAA                   USAA TAX EXEMPT MONEY MARKET FUND
EAGLE                   USAA CALIFORNIA MONEY MARKET FUND
LOGO (R)]           USAA FLORIDA TAX-FREE MONEY MARKET FUND
                         USAA NEW YORK MONEY MARKET FUND
                         USAA VIRGINIA MONEY MARKET FUND
                        SUPPLEMENT DATED OCTOBER 10, 2008
                            TO EACH FUND'S PROSPECTUS
                              DATED AUGUST 1, 2008



On October 3, 2008, the Board of Trustees of the USAA Tax Exempt Money Market Fund, USAA California Money Market Fund, USAA Florida Tax-Free Money Market Fund, USAA New York Money Market Fund, and USAA Virginia Money Market Fund (the Funds) approved the participation of the Funds in the U.S. Department of the Treasury's (the U.S. Treasury) Temporary Guarantee Program for Money Market
Funds (the Program). The Funds have applied to participate in the Program and their participation will become effective upon the U.S. Treasury's execution of the Funds' application.

Subject to certain terms and conditions, the Program provides coverage to shareholders for amounts held in the Funds as of the close of business on September 19, 2008. If a Fund's net asset value declines to below $0.995 after that date (Guarantee Event), the Program will provide coverage to Fund shareholders for up to $1 per share for the lesser of either the number of shares the shareholder held in the Fund at the close of business on that date or the number of shares the shareholder holds on the date that the Guarantee Event occurs. Fund shares acquired after September 19, 2008, generally are not covered under the Program. Additionally, if you were not a shareholder of the Fund on September 19, 2008, or if you had a zero balance after September 19, 2008, you will not be covered under the Program.

Each Fund will be responsible for payment of fees required to participate in the Program without regard to any waivers or expense limitations in effect for the Fund. The participation fee for the initial three-month term of the Program (ending December 18, 2008) is 0.01% of the net asset value of each Fund as of September 19, 2008.

As a requirement of participation in the Program, each Fund has agreed to liquidate within approximately 30 days if a Guarantee Event occurs. Participation in the Program does not guarantee a $1 net asset value upon redemption or liquidation of shares. The amount of coverage is dependent on the availability of assets in the Exchange Stabilization Fund (the ESF) as determined by the U.S. Treasury. As of the date of this Supplement, assets available to the Program through the ESF to support all participating money market funds do not exceed $50 billion.

The Program will provide coverage to shareholders as of September 19, 2008, for an initial three-month term. Following the initial three-month term, the Secretary of the U.S. Treasury (the Secretary) has the option to renew the Program up to the close of business on September 18, 2009. The Program will not automatically extend for the full year without the Secretary's approval. If the Program is extended, the Funds' Board of Trustees will consider whether to continue to participate, and each Fund would have to renew its participation and pay additional fees required at the extension point to maintain coverage. If the Secretary chooses not to renew the Program at the end of the initial three-month term, the Program will terminate.

The U.S. Treasury and the Internal Revenue Service have issued guidance that confirms participation in the Program will not be treated as a federal guarantee that jeopardizes the tax-exempt treatment of payments by the Funds.



                                                                      62195-1008